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[LETTERHEAD]

                                   EXHIBIT 23

                    CONSENT OF LEVINE, HUGHES & MITHUEN, INC.


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statements No. 33-88948, No. 333-26221 and No. 333-42787 on Form S-8 and Registration
Statement No. 333-69345 on Form S-3 of Sport-Haley, Inc., of our report dated September 7, 1999 on the financial statements of Sport-Haley, Inc., appearing in this Annual Report on Form 10-K of Sport-Haley, Inc. for the year ended June 30, 1999.

                          /s/ Levine, Hughes & Mithuen, Inc.